Exhibit 99.2

October 17, 2007 (All data as of 9/30/07) Supplemental Portfolio Disclosure

E*TRADE FINANCIAL Corp. All rights reserved. This presentation contains certain projections or other forward-looking statements regarding future events or the future performance of the company. Various factors, including risks and uncertainties referred to in the 10Ks, 10Qs, and other reports E*TRADE FINANCIAL Corporation periodically files with the SEC, could cause our actual results to differ materially from those indicated by our projections or other forward-looking statements. No statement is a guarantee of our future performance and we disclaim any duty to update any data contained herein or any forward-looking statements.  Data contained herein are unaudited. This presentation also contains disclosure of non-GAAP financial measures. A reconciliation of these financial measures to the most directly comparable GAAP financial measure can be found on the investor relations site at www.etrade.com.

This document includes updated disclosure on the mortgage loan, investment security, and funding sources of our balance sheet as of September 30, 2007. E*TRADE FINANCIAL disclosed similar information on August 16, 2007, for the June 30, 2007 portfolio and on September 17, 2007 for the August 31, 2007 portfolio. * Certain numbers and percentages contained herein may not recalculate due to r ounding Introduction

Executive Summary Our conservative approach to credit and funds management is demonstrated by the following key points One- to Four-Family Portfolio s of September 30, 2007, the portfolio had a total unpaid principal balance of $16.9B and delinquent loans of $365MM, or 2.16% $16.9B portfolio is supported by high FICOs, low LTVs, and private mortgage insurance All loans with an 80% or higher LTV are protected by private mortgage insurance Home Equity PortfolioAs of September 30, 2007, the portfolio had a total unpaid principal balance of $12.4B and delinquent loans of $404MM, or 3.25% $9.3B, or 75%, of portfolio is to borrowers with FICOs of 700 and higher $6.0B, or 48%, of portfolio has CLTV of 80% or lower Investment Securities $16.1B, or 92% of the Investment Securities portfolio is rated AAA or AA $2.0B, or nearly 100% of the Corporate, Municipal and Preferred Stock portfolio are rated AA or better $2.6B, or 84%, of the Asset-Backed portfolio is rated A or higher

Balance Sheet Funding Sources Consistent and growing base of retail customer cash Thrift charter provides access to FHLB - $14.4B of additional borrowing capacity $250MM of undrawn committed senior secured revolving credit facility $504MM of Free Cash(1) as of September 30, 2007 No material changes to date with respect to wholesale funding availability, pricing or margin, including repurchase agreements

Executive Summary continued Interest-Earning Assets Composition NOTE: Loan balances are shown based on UPB, and securities are shown at amortized cost basis.  Numbers may not add due to rounding.
Loans $39.5B Securities $17.4B Avg. Rating: A + (92% AA-AAA) Consumer: $2.7B (Includes marine, RV) Avg. FICO: 734 Mortgage: $29.3B Avg. FICO: 735 DTI: 35% CLTV: 73% Margin: $7.5B MBS: $12.4B Agency Avg. Rating: AAA ABS: $3.1B 84% A or better 98% BBB or better Avg. Rating BBB+ One- to Four-Family : $16.9B Avg. FICO: 738 DTI: 35% LTV: 69% Home Equity: $12.4B Avg. FICO: 731 DTI: 36% CLTV: 79% Corp/Muni/Pfd: $2.0B Avg. Rating: AA Interest-Earning Assets Composition NOTE: Loan balances are shown based on UPB, and securities are shown at amortized cost basis. Numbers may not add due to rounding.

One- to Four-Family Mortgage Loan Distribution by FICO and LTV * Averages based upon 2006 engagement  trends(Unpaid principal balances, $ in MM) $16.9B portfolio is supported by high FICOs, low LTVs, and private mortgage insurance $510MM of loans with an 80% or higher LTV are protected by private mortgage insurance FICO 16 0.1% 0 0.0% 1 0.0% 8 0.1% 7 0.0% <620 583 3.5% 31 0.2% 17 0.1% 284 1.7% 251 1.5% 659-620 1,073 6.4% 28 0.2% 31 0.2% 590 3.5% 424 2.5% 679-660 11,104 65.8% 123 0.7% 118 0.7% 5,959 35.3% 4,904 29.1%>=720 264 1.6% 40 0.2% 42 0.3%>90% 1,788 10.6% 39 0.2% 1,059 6.3% 650 3.9% 699-680 LTV 719-700 Total <70% 899 5.3% 7,135 42.3% 70% - 80% 1,312 7.8% 9,212 54.6% 80% - 90% 40 0.2% 246 1.5% Total 2,293 13.6% 16,857 100.0%

One- to Four-Family Delinquent Loan Distribution – Traditional Method * Averages based upon 2006 engagement  trends (Unpaid principal balances, $ in MM ) $34MM, or 9%, of delinquent balances have an LTV of over 80% $193MM, or 53%, of delinquent balances have a FICO of 700 or greater FICO 3 0.9% 0 0.0% 0 0.1% 1 0.4% 2 0.5% <620 44 12.0% 5 1.4% 2 0.6% 24 6.3% 13 3.7% 659-620 59 16.2% 3 0.8% 4 1.1% 37 10.3% 15 4.0% 679-660 140 38.2% 4 1.1% 5 1.2% 96 26.3% 35 9.6%>=720 16 4.4% 2 0.5% 2 0.7%>90% 66 18.1% 4 1.0% 47 13.0% 13 3.6% 699-680 LTV 719-700 Total <70% 12 3.3% 90 24.7% 70% - 80% 36 9.7% 241 66.0% 80% - 90% 3 0.9% 18 4.9% Total 53 14.6% 365 100.0%

One- to Four-Family Portfolio Attributes Vintage 0% 10% 20% 30% 40% <=2003 2004 2005 2006 2007 Occupancy Type 0% 20% 40% 60% 80% 100% Owner Occupied 2nd Home / Vacation Investor Documentation Type 0% 20% 40% 60% Full/Alt Doc SIVA SISA NINA Geographic Concentration by MSA - Top 10 0% 2% 4% 6% 8% 10% 12% LA SF NY Wash DC San Jose San Diego Chi Riverside Phoenix Denver

Home Equity Loan Distribution by FICO and LTV (Unpaid principal balances, $ in MM )$9.3B, or 75%, of portfolio to borrowers with FICOs of 700 and higher $6.0B, or 48%, of portfolio with CLTV of 80% or lower FICO 18 0.1% 0 0.0% 2 0.0% 3 0.0% 13 0.1% <620 604 4.8% 130 1.0% 233 1.9% 115 0.9% 126 1.0% 659-620 803 6.5% 212 1.7% 307 2.5% 125 1.0% 159 1.3% 679-660 7,284 58.8% 1,264 10.2% 2,048 16.5% 1,255 10.1% 2,717 22.0%>=720 2,438 19.6% 381 3.1% 451 3.6%>90% 1,738 14.0% 682 5.5% 313 2.5% 362 2.9% 699-680 CLTV 719-700 Total <70% 446 3.6% 3,823 30.9% 70% - 80% 365 2.9% 2,176 17.4% 80% - 90% 714 5.7% 3,986 32.1% Total 1,976 15.8% 12,423 100.0%

Home Equity Delinquent Loan Distribution – Traditional Method * Averages based upon 2006 engagement  trends(Unpaid principal balances, $ in MM )$331MM, or 82%, of delinquent balances have a CLTV of over 80% $193MM, or 48%, of delinquent balances have a FICO of 700 or greater FICO 1 0.2% 0 0.0% 0 0.0% 0 0.0% 1 0.2% <620 64 15.9% 18 4.5% 31 7.7% 10 2.5% 5 1.2% 659-620 61 15.0% 26 6.3% 25 6.2% 6 1.5% 4 1.0% 679-660 120 29.7% 59 14.6% 41 10.1% 12 3.0% 8 2.0%>=720 175 43.3% 37 9.2% 35 8.7%>90% 85 21.1% 33 8.2% 8 2.0% 7 1.7% 699-680 CLTV 719-700 Total <70% 4 1.0% 29 7.1% 70% - 80% 8 2.0% 44 11.0% 80% - 90% 26 6.4% 156 38.6% Total 73 18.1% 404 100.0%

Home Equity Portfolio Attributes Vintage 0% 10% 20% 30% 40% 50% <=2003 2004 2005 2006 2007 Geographic Concentration by MSA - Top 10 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% NYC LA SF Wash DC Phx M iami Boston San Diego Chi Riverside Occupancy Type 0% 20% 40% 60% 80% 100% Owner Occupied Investor 2nd Home / Vacation Documentation Type 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% Fu
ll/Alt Doc Stated Income Preferred

We look first to the credit quality of a borrower, as indicated by FICO and similar measures, for repayment of a loan.  Should a loan become delinquent, realized future losses will be dependent on a number of factors including, but not limited to, cure rates(2), local real estate dynamics and resulting loan-to-value (LTV). The traditional method, as shown on previous pages, categorizes the entire loan balance at the highest dollar LTV. The Principal at Risk (PAR) method is an internal approach that we believe more appropriately depicts the unpaid principal balance by tranching it against the supporting collateral value at time of origination. The following example demonstrates how a $45,000 home equity loan classified under the traditional method at a 95% CLTV can be tranched to several PAR LTV thresholds under the PAR method. Principal at Risk (PAR) Method vs. Traditional Method

Loan Distribution Principal at Risk (PAR) Method  Example $50K One- to  Four-Family $45K Home  Equity$100K Borrower Equity 50K 60K 70K 80K 90K 95K Value of Property at Origination

One- to Four-Family Loan Distribution – PAR Method * Averages based upon 2006 engagement  trends(Unpaid principal balances, $ in MM) $16.9B portfolio is well supported by high FICOs, low LTVs, and private mortgage insurance $62MM of exposure greater than 80% of property value is protected by private mortgage insurance. FICO 16 0.1% 0 0.0% 0 0.0% 1 0.0% 15 0.1% <620 583 3.5% 1 0.0% 5 0.0% 31 0.2% 546 3.2% 659-620 1,073 6.4% 2 0.0% 6 0.0% 63 0.4% 1,002 5.9% 679-660 11,104 65.8% 8 0.0% 21 0.1% 603 3.6% 10,472 62.1%>=720 16 0.1% 2 0.0% 3 0.0%>90% 1,788 10.6% 7 0.0% 113 0.7% 1,666 9.9% 699-680 PAR LTV 719-700 Total <70% 2,145 12.7% 15,846 94.0% 70% - 80% 138 0.8% 949 5.6% 80% - 90% 7 0.0% 46 0.3% Total 2,293 13.6% 16,857 100.0%

One- to Four-Family Delinquent Loan Distribution – PAR Method * Averages based upon 2006 engagement  trends(Unpaid principal balances, $ in MM) 99% of delinquent balances are mitigated by PAR LTV of 80% or lower FICO 3 0.8% 0 0.0% 0 0.0% 0 0.0% 3 0.8% <620 44 12.0% 0 0.1% 1 0.2% 3 0.8% 40 10.9% 659-620 59 16.3% 0 0.0% 1 0.2% 4 1.2% 54 14.8% 679-660 140 38.2% 0 0.1% 1 0.2% 11 2.9% 128 35.0%>=720 0 0.2% 0 0.0% 0 0.0%>90% 66 18.1% 1 0.1% 5 1.6% 60 16.4% 699-680 PAR LTV 719-700 Total <70% 48 13.2% 333 91.2% 70% - 80% 5 1.3% 28 7.8% 80% - 90% 0 0.1% 4 0.8% Total 53 14.6% 365 100.0%

Home Equity Loan Distribution – PAR Method * Averages based upon 2006 engagement  trends(Unpaid principal balances, $ in MM ) $8.5B, or 69%, of portfolio has a CLTV of 80% or below Of the $3.9B in loans with CLTV above 80%, $2.7B are to borrowers with FICOs of 700 or higher FICO 18 0.1% 0 0.0% 1 0.0% 1 0.0% 16 0.1% <620 604 4.8% 49 0.4% 192 1.5% 123 1.0% 240 1.9% 659-620 803 6.5% 82 0.7% 264 2.1% 154 1.2% 303 2.5% 679-660 7,284 58.8% 457 3.7% 1,529 12.4% 1,193 9.6% 4,105 33.1%>=720 891 7.2% 139 1.1% 164 1.3%>90% 1,738 14.0% 497 4.0% 384 3.1% 718 5.8% 699-680 PAR CLTV 719-700 Total <70% 868 6.9% 6,250 50.3% 70% - 80% 424 3.4% 2,279 18.3% 80% - 90% 520 4.2% 3,003 24.2% Total 1,976 15.8% 12,423 100.0%

Home Equity Delinquent Loan Distribution – PAR Method * Averages based upon 2006 engagement  trends (Unpaid principal balances, $ in MM ) $232MM, or 57%, of delinquent balances have a PAR CLTV of over 80% $193MM, or 48%, of delinquent balances have a FICO of 700 or greater FICO 1 0.2% 0 0.0% 0 0.0% 0 0.0% 1 0.2% <620 64 15.9% 7 1.7% 26 6.5% 15 3.7% 16 4.0% 659-620 61 15.0% 11 2.7% 26 6.3% 12 3.0% 12 3.0% 679-660 120 29.7% 23 5.7% 49 12.1% 20 5.0% 28 6.9%>=720 69 17.1% 14 3.5% 14 3.5%>90% 85 21.1% 34 8.4% 19 4.7% 18 4.5% 699-680 PAR CLTV 719-700 Total <70% 16 4.0% 91 22.6% 70% - 80% 15 3.7% 81 20.1% 80% - 90% 28 6.9% 163 40.2% Total 73 18.1% 404 100.0%

Loan Risk Mitigation Discipline

- Geographic diversification with no single MSA greater than 10% of mortgage loan portfolio
- Low leveraged borrowers with average debt-to-income ratio of 35% across mortgage portfolio
- No option or negative amortization ARMs
- Top Sellers/Originators of mortgage loan portfolio:

Bank of America	JPMorgan
Countrywide	Morgan Stanley
E-Loan	National City
E*TRADE(3)	UBS
GMAC	Wells Fargo

19

© 2007 E*TRADE FINANCIAL Corp. All rights reserved.
This presentation contains confidential information and may not be disclosed without E*TRADE FINANCIAL Corporation's written permission.

E*traordinary E*TRADE

Risk Mitigation Strategy Growth sources – Portfolio growth, if any, will be driven by prime one- to four-family mortgage loans. Mix shift - Allow home equity and consumer loan portfolios to decline with repayments/prepayments. Credit line management – Evaluate revolving credit borrowers, reducing available lines based on leading indicators. Loan modifications – Provide rate and term modifications to qualified borrowers.

Investment Securities Composition  ($ in MM, based on book value )$16.1B, or 92%, of the Investment Securities portfolio is rated AAA or AA  Over 99% of the Investment Securities portfolio is rated investment grade 3,059 17.5% 30 0.2% 16 0.1% 431 2.5% 815 4.7% 1,767 10.1% ABS 16 0.1% - - Below Inv. Grade 1,981 11.4% - - 16 0.1% 1,965 11.3% Corporate, Municipal and Preferred Stock 17,413 100.0% 30 0.2% 431 2.5% 831 4.8% 16,105 92.5% Grand Total 12,373 71.1% Grand Total - N
on- Rated 12,373 71.1% AA or Higher MBS - -

281 7.4% - - - 1,281 7.4% Private Label CMO 12,373 71.1% - - - 12,373 71.1% Total 11,092 63. 7% Total - Non- Rated 11,092 63.7% AA Agency MBS/CMO Mortgage-Backed Securities Breakdown Nearly all of the $12.3B MBS portfolio is rated AAAPercentages are measured as a percent of the $17.4 B Investment Securities Portfolio Note: Includes $30MM of securities classified as Trading Se curities($ in MM, based on book value )

Corporate, Municipal and Preferred Stock  Nearly all of the Municipal bond, Agency stock and Corporate bond portfolio is rated “AA” or higher Percentages are measured as a percent of the $17.4B Investment Securities Portfolio ($ in MM, based on book value ) 126 0.7% - - - 16 0.1% 110 0.6% Corporate Bonds ($78mm FNMA Note) 1,981 11.4% - - - 16 0.1% 1,965 11.3% Total 409 2.4% 512 2.9% 934 5.4% Total - - - Non- Rated - - - Below Inv. Grade 409 2.4% 512 2.9% 934 5.4% AA Mun
icipal Bonds Agency Preferred Stock (FNM, FRE) FHLB Stock

Asset-Backed Securities Breakdown $2.6B, or 84%, of ABS portfolio is rated A or higher Non-rated and below investment grade securities are $46MM, or 0.3% of Investment Securities portfolio Note: Includes $36MM of securities classified as Trading Securities Percentages are measured as a percent of the $17.4B Investment Securities Portfolio ($ in millions, based on book value ) Other 97 0.6% - 9 0.1% 53 0.3% 33 0.2% 2 0.0% Sub-prime Residential First Lien Mortgage 3,059 17.5% 95 0.5% 247 1.4% 354 2.0% 2,230 12.8% Total 30 0.2% - 16 0.1% 10 0.1% - Non- Rated 16 0.1% 7 0.0% - - - Below Inv. Grade 1,767 10.1% 59 0.3% 123 0.7% 223 1.3% 1,355 7.8% AA or Higher 6 0.0% 23 0.1
% Second Liens 431 2.5% 41 0.2% 34 0.2% 285 1.6% BBB A Prime Residential First Lien Mortgage 590 3.4% ABS CDO 87 0.5% Commercial Real Estate & Trust Pfd CDO

Asset-Backed Securities Portfolio The net growth in the portfolio quarter-to-date has occurred nearly exclusively in the AAA-AA rating bucket From June 30th through September 30th, there have been four issues upgraded (5 bonds for $26M) and twelve issues downgraded (17 bonds for $116M) in the portfolio.  All of the downgrades have been in the second lien sector

Prime Residential First Lien Mortgage Securities (Includes Alt-A) Weighted Average original FICO = 725; LTV = 71% No bonds within our Alt-A portfolio have been downgraded No significant impairments are expected in this portfolio Percentages are measured as a percent of the $17.4B Investment Securities Portfolio ($ in MM, based on book value )

Sub-prime Residential First Lien Mortgage Securities Body: Weighted Average original FICO = 639; LTV = 79% Through September 30th, there have not been any downgrades in the sub-prime portfolio Percentages are measured as a percent of the $17.4B Investment Securities Portfolio ($ in MM, based on book value )

ABS, Commercial Real Estate and Trust Preferred CDOs Body: The most immediate risk of impairment for certain lower rated (<AA) CDO bonds will be diversion of cash flow as required under pre-determined performance criteria.  The effect of this criteria is to redirect cash flow from lower rated bonds to higher rated bonds.  Continued deterioration could lead to future impairments.   Percentages are measured as a percent of the $17.4B Inv
estment Securities Portfolio($ in MM, based on book value )

Second Lien Mortgage Securities Weighted Average FICO = 680; CLTV = 99% On August 16th, Moody’s downgraded 691 tranches of 2006 vintage second liens, representing 84% of all second lien deals Moody’s rated in 2006   Percentages are measured as a percent of the $17.4 B Investment Securities Portfolio ($ in MM, based on book value )

Balance Sheet Funding Sources  Retail Deposits and Customer Payables  $36B – 84% from customers who also hold an investing account Average Quarterly Growth in Total Customer Cash and Deposits = $1.6B(4) Wholesale Borrowings Thrift charter provides access to FHLB Currently $8.5B of Advances – additional $14.4B of excess borrowing capacity $11B in repurchase agreements  Primarily AAA FNMA and GNMA backed transactions Diversified maturities with a strong group of over 20 counterparties Not dependent on warehouse lines  Access to the Federal Reserve Discount Window No material changes to date with respect to wholesale funding availability, pricing or margin, including repurchase agreements  Corporate Liquidity  $250MM undrawn committed sen ior secured revolving credit facility $504MM in Free Cash(1) as of September 30, 2007

Endnotes and Glossary of Terms Endnotes: (1) Free cash represents cash held at the Company and its non-Bank and non-Brokerage subsidiaries, less discretionary reserves, plus excess capital at Bank and Brokerage after application of regulatory capital requirements and the Company’s own regulatory capital guidelines. (2) Cure rates represent the rate of currently delinquent balances that return to performing status and/or fully pay off. (3) Includes direct and wholesale originated loans. (4) Average organic quarterly total cash and deposit growth since 12/31/2005. Terms: ARM – Adjustable Rate Mortgage CDO – Collateralized Debt Obligation CLTV – Combined Loan-to-Value  DTI – Debt-to-Income FHLB – Federal Home Loan Bank HELOC – Home Equity Line of Credit HEIL – Home Equity Installment Loan LTV – Loan-to-Value PMI – Private Mortgage Insurance MSA – Metropolitan Statistical Area NINA – No Income No Asset SISA – Stated Income Stated Assets SIVA – Stated Income Verified Assets